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                                                                   Exhibit 10(l)


                                 ROYAL APPLIANCE

                               PHANTOM STOCK PLAN






                                               Effective Date: December 15, 2000


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                                TABLE OF CONTENTS

ARTICLE                                            NUMBER
-------                                            ------
PURPOSE                                               I

DEFINITIONS                                           II

ELIGIBILITY AND PARTICIPATION                         III

AWARD OF PHANTOM SHARES                               IV

VESTING OF PHANTOM SHARES                             V

EVENTS OF FORFEITURE                                  VI

TERMINATION OF EMPLOYMENT                             VII

DISABILITY OF A PARTICIPANT                           VIII

DEATH OF A PARTICIPANT                                IX

PAYMENT OF PHANTOM SHARE VALUE                        X

NONTRANSFERABILITY OF PHANTOM SHARES                  XI

ADMINISTRATION                                        XII

AMENDMENT AND TERMINATION                             XIII

PARTICIPATING EMPLOYERS                               XIV

MISCELLANEOUS                                         XV

                                   ARTICLE I

                                     PURPOSE

                  1.1 This Plan is intended to serve as an incentive to key employees of the Company and Participating Employers, and to attract and retain in their employ persons of outstanding abilities upon whom the future success of the Company largely depends. This Plan shall become effective December 15, 2000.

                                   ARTICLE II

                                   DEFINITIONS

                  2.1 The words "Actual Shares" shall mean the common shares, without par value, of the Company.

                  2.2 The word "Administrator" shall mean the Compensation Committee or the person, persons, committee, corporation, partnership or other entity designated as Administrator under Article XII.

                  2.3 The words "Appeals Committee" shall mean the Appeals Committee established pursuant to Article XII.

                  2.4 The word "beneficiary" shall mean any person who receives or is designated to receive payment of any amounts under the terms of this Plan because of the participation of another person in this Plan.

                  2.5 The word "Board" shall mean the Board of Directors of the Company, as the same may change from time to time.

                  2.6 The word "Cause" shall mean for purposes of this Plan any of the following occurring while a Participant or former Participant is an employee of the Company or any Participating Employer:

                  (a) his engaging in any act of fraud or gross dishonesty or criminal activity with respect to the Company or any Participating Employer; or

                  (b)      his conviction of any felony; or

                  (c) his engaging in any act of willful misconduct or gross negligence which adversely affects the Companies or any Participating Employer; or

                  (d) his refusal to submit to a medical examination if directed to do so by the Company or Participating Employer to determine whether the Participant is disabled under this Plan.

                  2.7      The words "Change in Control" shall mean:

                  (a) a change in the composition of the Board of Directors of the Company such that a majority of the Board members are not the same persons who were directors twelve (12) months earlier;

                  (b) approval by the stockholders of the Company of a reorganization, merger or consolidation with respect to which, in any such case, the persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 51% of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities; or

                  (c) liquidation or dissolution of the Company or a sale of all or substantially all of the assets of the Company.

                  2.8 The word "Company" shall mean Royal Appliance Mfg. Co., and any successor corporation or business organization which shall assume the duties an obligations of Royal Appliance Mfg. Co. under this Plan.

                  2.9 The words "Compensation Committee" shall mean a committee consisting of three (3) or more members who are designated by the Board as the Compensation Committee.

                  2.10 The word "Disability" shall mean a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing his usual and customary employment with the Company. The disability of Participant shall be determined by a licensed physician chosen by the Administrator. The determination shall be applied uniformly to all Participants.

                  2.11 The words "he," "him," and "his" shall mean, in addition to their common meaning, "she," "her," "hers," "it" or "its," as the context may require, and generally, whenever any pronoun is used herein, it shall be construed to include the masculine pronoun, the feminine pronoun or the neuter pronoun, as shall be appropriate.

                  2.12 The word "Participant" shall mean any individual who is designated by the Board and who takes the necessary actions to participate in the Plan pursuant to Article III hereof.

                  2.13 The words "Participating Employer" shall mean the Company and such subsidiaries and affiliated companies of the Company which participate in the Plan with the consent of the Board of Directors.

                  2.14 The words "Phantom Share" shall mean a phantom unit of ownership awarded to a Participant pursuant to this Plan that represents one (1) Actual Share.

                  2.15 The words "Phantom Share Value" shall mean the fair market value of an Actual Share. The fair market value of an Actual Share shall be the closing price of an Actual

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Share on the New York Stock Exchange or other applicable national stock exchange with which the Company is registered for the trading date for which the fair market value of an Actual Share is reported which is coincident with or immediately prior to the date the Phantom Share Value is determined under this Plan

                  2.16 The word "Plan" shall mean the Royal Appliance Phantom Stock Plan as set forth in this instrument, as amended from time to time.

                  2.17 The words "Plan Year" shall mean the calendar year.

                  2.18 The words "Termination of Employment" shall mean the Participant's cessation of his service with a Participating Employer for any reason whatsoever, whether voluntarily or involuntarily, including by reason of retirement, death, or Disability.

                  2.19 The words "Vested Percentage" shall mean, with respect to any Phantom Shares in the account of a Participant, the applicable percentage determined pursuant to Article V hereof.

                  2.20 The words "Vested Phantom Shares" shall mean the number of Phantom Shares in a Participant's account multiplied by the applicable Vested Percentage determined pursuant to Article V hereof.

                  2.21 The words "Vesting Service" shall mean a Participant's period of continuous employment with the Company and a Participating Employer commencing on the date the Phantom Shares are awarded to him under the Plan and ending on his Termination of Employment.

                  2.22 The words "Years of Service" shall mean a Participant's period of continuous employment with the Company and a Participating Employer commencing on his most recent date of hire and ending on his Termination of Employment.



                                  ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

                  3.1 Eligibility. The employees who shall be eligible to participate under this Plan shall be such employees as are designated by the Compensation Committee (hereinafter the "Committee") to qualify as a member of a "select group of management or highly compensated employees" as provided in Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of the Employee Retirement Income Security Act of 1974, as amended.

                  3.2 Participation. The Committee shall notify an employee upon his or her selection for participation under the Plan of such selection. If an employee, upon such notification, desires to become a Participant, the employee shall, within such time as the Committee specifies:

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                  (a)      furnish to the Committee all information requested by
                           it;

                  (b) execute such documents and such instruments as the Committee may require to facilitate the administration of this Plan;

                  (c) agree in such form and manner as the Committee may require to be bound by the terms of this Plan and by the terms of such amendments as may be made hereto; and

                  (d) truthfully and fully answer any questions and supply any information which the Committee deems necessary or desirable for the proper administration of this Plan, without any reservations whatsoever.

An employee who is selected by the Committee to participate in the Plan and who performs timely all acts required to become a Participant, shall become a Participant on or as of such date as is specified by the Committee.

                  3.3 Termination of Participation. The Committee may terminate the participation of any Participant at any time. Such termination of participation shall not affect the rights of the terminated Participant to the payment, pursuant to Article X, of the Vested Phantom Shares previously awarded to such Participant (except as provided in Article VI). A Participant shall automatically cease to be a Participant on the date of his or her Termination of Employment.



                                   ARTICLE IV

                             AWARD OF PHANTOM SHARES

                  4.1 Authorization of Phantom Shares. The Company has authorized 100,000 Phantom Shares which may be awarded under the Plan. In the event there shall be a change in the number of Actual Shares by reason of a stock split, stock dividend, reorganization, recapitalization, cash dividend, or other similar event, a similar change shall be made in the number of Phantom Shares. The determination of the Compensation Committee with respect to any such adjustment shall be conclusive and binding upon the Participants and their beneficiaries.

                  4.2 Award. The Committee, in its sole discretion, may from time to time award Phantom Shares to a Participant. Subject to all the terms and conditions of this Plan, each awarded Phantom Share which becomes a Vested Phantom Share (or is deemed to be a Vested Phantom Share hereunder) shall entitle the Participant to receive Actual Shares of the Company equal to the number of the Vested Phantom Shares awarded to a Participant hereunder, on the dates and under the method of payment as set forth in this Plan. Each Participant shall be notified by the Committee of the number of Phantom Shares which have been awarded to him or her.

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

                  4.3 Rights under Phantom Shares. Phantom Shares awarded under this Plan shall have no voting rights and shall not be entitled to receive cash or other dividends declared and paid, and the Participant shall have no other rights as a shareholder of the Company under the Ohio General Corporation Law or common law.

                  4.4 Bookkeeping Entries. All grants of Phantom Shares awarded under this Plan shall be simple bookkeeping entries for the convenience of the Company. The Company shall not be require to segregate any funds with respect to the Phantom Shares granted under this Plan. All rights of Participants, former Participants and beneficiaries under this Plan shall constitute only contractual claims against the Company and no such claim against the Company shall be secured or deemed to be secured in any manner.



                                   ARTICLE V

                            VESTING OF PHANTOM SHARES

                  5.1 Vesting Schedule. Subject to the provisions of Section 6.2 the Vested Percentage applicable to a Participant shall be determined on the basis of his Vesting Service in accordance with the following table:


                           Vesting                                    Vested
                           Service                                   Percentage
                           -------                                   ----------
                           Less than 3 years                             0%
                           At least 3 but less than 4 years             60%
                           At least 4 but less than 5 years             80%
                           5 or more years                             100%

                  5.2 Death or Disability. Notwithstanding anything in this
Article V to the contrary but subject to the provisions of this Section 5.2 hereof, upon the death of a Participant or the Termination of Employment of a Participant due to Disability, the Vested Percentage applicable to a Participant shall be determined by multiplying the number of his total months of Vesting Service with the Company commencing the date the Phantom Shares were awarded to him and ending on his date of death or Termination of Employment due to Disability by 1/60. A fractional month of Vesting Service shall be counted as one month. The Vested Percentage determined under this Section 5.2 shall not exceed 100%.

                  5.3 100% Vesting. Notwithstanding anything in this Article V to the contrary but subject to the provisions of this Section 5.3 hereof, the Vested Percentage applicable to a Participant shall become one hundred percent (100%) with respect to all Phantom Shares previously granted to him pursuant to this Plan (other than Phantom Shares previously forfeited pursuant to Article VI hereof) upon the occurrence of a Change in Control.


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


                                   ARTICLE VI

                              EVENTS OF FORFEITURE

                  6.1 Forfeiture. Except as set forth below in Section 6.2, in the event that a Participant has a Termination of Employment before he is 100% vested under the provisions of Article V, he shall forfeit all rights whatsoever he shall have to receive any payments on account of the Phantom Shares that are not vested on the date of his Termination of Employment.

                  6.2 Termination for Cause. Notwithstanding any other provision of this Plan, in the event that a Participant's Termination of Employment shall be for Cause, the Participant shall forfeit all Phantom Shares granted to him and shall forfeit all rights whatsoever he shall have to receive any payments of Actual Shares or other amounts under this Plan. If a Participant's employment could be terminated for Cause hereunder, it shall be considered so terminated regardless of whether actually so terminated or terminated voluntarily by the Participant through retirement or otherwise.

                  6.3 Effect of Forfeiture. Upon the occurrence of an event described in this Article which results in forfeiture of a Participant's Phantom Shares, such Phantom Shares shall be canceled and neither the Participant nor his beneficiary shall have any further rights with respect thereto. If a Participant forfeits all rights to receive payment hereunder as a result of a Termination of Employment for Cause pursuant to Section 6.2 above, he shall forfeit all rights to any further payments hereunder but he shall not be required to repay amounts previously received by him hereunder. Forfeited Phantom Shares shall not be reinstated by subsequent rehire of the Participant by the Company or a Participating Employer. Forfeited Phantom Shares shall be available for reissuance under the Plan.



                                  ARTICLE VII

                            TERMINATION OF EMPLOYMENT

                  7.1 Termination of Employment Other Than For Cause. In the event of a Participant's Termination of Employment for a reason other than death or Disability, and there is no Cause for the Company or any Participating Employer to terminate his employment, such Participant shall be entitled to receive a distribution of his Phantom Shares multiplied by his Vested Percentage.

                  7.2 Payment of Vested Phantom Shares. A Participant's Vested Phantom Shares shall be paid to such Participant as provided in Article X hereof.

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



                                  ARTICLE VIII

                           DISABILITY OF A PARTICIPANT

                  8.1 Benefits Payable Due to Disability. In the event of a Participant's Termination of Employment due to his Disability, all Phantom Shares awarded to such disabled Participant which have not vested previously pursuant to this Plan shall become vested in accordance with the pro-rata vesting formula set out in Section 5.2 as of the date the Participant's Termination of Employment due to his Disability.

                  8.2 Payment of Vested Phantom Shares. A Participant's Vested Phantom Shares shall be paid to such disabled Participant as provided in Article X hereof.



                                   ARTICLE IX

                             DEATH OF A PARTICIPANT

                  9.1 Benefits Payable Due to Death. In the event of the Termination of Employment of a Participant by reason of his death, his beneficiary shall be entitled to receive a distribution of his Vested Phantom Shares. All Phantom Shares awarded to such Participant which have not vested previously pursuant to this Plan shall become vested in accordance with the pro-rata vesting formula set out in Section 5.2 as of the Participant's date of Termination of Employment by reason of his death.

                  9.2 Payment of Vested Phantom Shares. A Participant's Vested Phantom Shares shall be paid as provided in Article X hereof to the beneficiary of the Participant.

                  9.3 Default Beneficiary. Unless a Participant or former Participant has designated a beneficiary in accordance with the provisions of
Section 9.4 hereof, his beneficiary shall be deemed to be the person or persons in the first of the following classes in which there are any survivors of such Participant or former Participant:

                  (a)      his spouse at the time of his death;

                  (b)      his issue, per stirpes;

                  (c)      his parents; or

                  (d)      the executor or administrator of his estate.

                  9.4 Designated Beneficiary. In lieu of having the Vested Phantom Shares distributable pursuant to this Article distributed to a beneficiary determined in accordance with the provisions of Section 9.3 hereof, a Participant may sign a document designating a beneficiary or beneficiaries to receive such Vested Phantom Shares.

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

                  9.5 Partial Disposition. In the event that a Participant or former Participant, dies at a time when he has a designation on file with the Administrator which does not fully dispose of his Vested Phantom Shares under this Plan upon his death, then the Vested Phantom Shares distributable on behalf of said Participant or former Participant, the disposition of which was not determined by the deceased Participant's or former Participant's designation, shall be distributed to a beneficiary determined under the provisions of Section
9.3 hereof.

9.6 Ambiguity as to Beneficiary. Any ambiguity in a Participant's beneficiary designation shall be resolved by the Administrator. Subject to Section 9.4 hereof, the Administrator may direct a Participant to clarify his beneficiary designation and if necessary execute a new beneficiary designation containing such clarification.



                                   ARTICLE X

                            PAYMENT OF PHANTOM SHARES

                  10.1 Payments Before Termination of Employment. Subject to Sections 10.2 and 10.4, a Participant who has not had a Termination of Employment may request a distribution of all or a portion of his Vested Phantom Shares. Such request shall be made in writing in a form and manner specified by the Company and must specify the number of Vested Phantom Shares to be distributed and the date upon which such Vested Phantom Shares shall be paid which must be as soon as administratively possible following a date that is at least one (1) year after the date on which the request is made. A Participant may request a distribution before the date on which his Phantom Shares actually become vested subject to the other requirements set forth in this Section 10.1. Any distribution request shall be irrevocable unless, prior to payment, the Participant dies, has a Termination of Employment due to Disability or has a Termination of Employment at which time the request shall become null and void and the Participant's Vested Phantom Shares shall be paid as provided in Section 10.2.

                  10.2 Payments On or After a Termination of Employment. Upon a Participant's Termination of Employment for any reason, including death or Disability, the Participant or the beneficiary of the deceased Participant shall be entitled to a distribution equal to his Vested Phantom Shares. Such distribution shall be in a single lump sum payment on the date determined under
Section 10.5 and shall be in lieu of all other benefits under this Plan.

                  10.3 Change in Control. Any Phantom Shares held by a Participant under this Plan or any Phantom Shares remaining to be paid to a Participant or beneficiary under a prior distribution election shall be paid immediately to such Participant or beneficiary in a single lump sum payment upon the occurrence of a Change in Control.

                  10.4     Form and Amount of Payment.

                           (a) Subject to such rules, procedures, limits and restrictions as the Administrator may establish from time to time, a Participant, may elect that distributions payable under
                                    Section 10.1 shall be made in a single sum or in the form of annual installments over a period of no

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

                                    less than two (2) calendar years and no more than ten (10) calendar years.

                           (b) Any installment form of payment shall be equal to the number of Vested Phantom Shares to be distributed to a Participant divided by the number of remaining installments to be paid.

                           (c) The Administrator, with the consent of the Company, may establish procedures to permit some or all Participants to request to change their prior elections regarding the form of their benefit payments under Section 10.1, provided that any such procedures shall either require such request be made a reasonable period of time, as determined by the Company in its sole discretion, before the Phantom Shares affected by such request shall be distributable, or require a forfeiture of a significant portion of such Phantom Shares. The Administrator may, but is not required to, grant any such requests.

                           (d) All payments under the Plan shall be made in Actual Shares of the Company. Actual Shares shall be distributed first from treasury shares and then, to the extent treasury shares are not available, from any authorized and unissued Company shares.

                  10.5     Commencement of Payments.

                           (a) Payments under Section 10.1 of this Plan shall be made as soon as administratively possible following the date elected by the Participant which is at least one (1) year after the date such election is made by the Participant.

                           (b) The Administrator, with the consent of the Company, may establish procedures to permit some or all Participants who have made a distribution election pursuant to Section
                                    10.1 to request to change their prior
                                    elections regarding the time of commencement of benefits hereunder, provided that any such procedures shall either require that the request be made a reasonable period of time, as determined by the Company in its sole discretion, before the amounts affected by such request shall be distributable, or require a forfeiture of a significant portion of such amounts. The Administrator may, but is not required to, grant any such requests.


                           (c)      Single lump sum payments made under Section
                                    10.2 of this Plan shall be made as soon as administratively possible following a Participant's Termination of Employment and, in any event, no later than ninety (90) days after a Participant's Termination of Employment.

                           (d)      Single lump sum payments made under Section
                                    10.3 of this Plan shall be made immediately upon a Change in Control.

                      10.6 Protective Distributions. In the event that the Administrator determines, in its sole discretion, that a Participant is not, or may not be, a member of a "select group of management or highly compensated employees" within the meaning of Sections 201(2), 301(a)(3), 401(a)(1) or 4021(b)(6) of the Employee Retirement Income Security Act of 1974, as amended, then the Administrator may, in its sole discretion, terminate such Participant's participation in this Plan, and distribute such Participant's Vested Phantom Shares in a single lump sum payment. Any such distribution shall be made at such time as the Administrator determines in its sole discretion.

                      10.7 Tax Withholding. A Participating Employer may withhold from any payment made by it under the Plan the number of Vested Phantom Shares equal in value to such amount or amounts as may be required for purposes of complying with the tax withholding or other provisions of the Internal Revenue Code or the Social Security Act or any state or local income or employment tax act or for purposes of paying any estate, inheritance or other tax attributable to any amounts payable hereunder.

                      10.8 Cancellation of Phantom Shares. As of the date of payment with respect to a Phantom Share of a Participant, such Phantom Share shall be deemed canceled.



                                   ARTICLE XI

                      NONTRANSFERABILITY OF PHANTOM SHARES

                      11.1 Nontransferable. Except as provided in Article IX hereof with respect to the designation of beneficiaries, Phantom Shares awarded pursuant to this Plan and the right to receive payments of Vested Phantom Shares, if any, attributable thereto, are nontransferable directly, indirectly, as security for a loan or otherwise by any means, either voluntarily or by operation of law.



                                  ARTICLE XII

                                 ADMINISTRATION

                      12.1 Administration. The Compensation Committee shall be the Administrator unless and until the Board shall appoint some other person, persons, committee, corporation, partnership or other entity as Administrator.

                      12.2 Powers of the Administrator. The Administrator shall administer and interpret this Plan. In so doing, it shall have full power and discretion:

                    (a) to interpret this Plan and any related documents, to resolve ambiguities, inconsistencies and omissions, to determine any questions of fact, to determine the right to benefits of, and the amount of benefits, if any, payable to any person in accordance with the provisions of this Plan;

                     (b) to enact such rules, regulations, and procedures and to prescribe the use of such administrative forms as it shall deem advisable; and

                     (c) to appoint or employ such agents, attorneys, appraisers, accountants and assistants at the expense of the Company, as it may deem necessary to keep its records or to assist it in taking any other action authorized or required hereunder.

                      12.3 Denial of Benefits. If any Participant or beneficiary shall file an application for benefits hereunder and such application is denied in whole or in part by the Administrator, the applicant shall be notified in writing of the specific reason or reasons for such denial. The notice shall also set forth the specific Plan provisions upon which the denial is based, an explanation of the provisions of 12.4 hereof, and any other information deemed necessary or advisable by the Administrator.

                      12.4 Appeals Procedure. Any Participant, any beneficiary, or any authorized representative of a Participant or beneficiary whose application for benefits hereunder has been denied, in whole or in part, by the Administrator may upon written notice to the Appeals Committee request a review by the Appeals Committee of such denial of his application. Such review may be made by written briefs submitted by the applicant and the Administrator or at a hearing, or by both, as shall be deemed necessary by the Appeals Committee. Any such hearing shall be held in the main office of the Company on such date and at such time as the Appeals Committee shall designate upon not less than seven (7) days' notice to the applicant and the Administrator unless both of them accept shorter notice. The Appeals Committee shall make every effort to schedule the hearing on a day and at a time which is convenient to both the applicant and the Administrator. After the review has been completed, the Appeals Committee shall render a decision in writing, a copy of which shall be sent to both the applicant and the Administrator. Such decision shall be made no later than sixty
(60) days following the applicant's request for review; provided, however, that in the event that a hearing is held with respect to the review of the claim, such decision shall be rendered no later than one hundred twenty (120) days following the applicant's request for review. In rendering its decision, the Appeals Committee shall have full power and discretion to interpret this Plan and related documents, to resolve ambiguities, inconsistencies and omissions, to determine any question of fact, to determine the right to benefits of, and the amount of benefits, if any, payable to, the applicant in accordance with the provisions of this Plan. Such decision shall set forth the specific reason or reasons for the decision and the specific Plan provisions upon which the decision is based. Such decision shall be final and binding on the applicant and the Administrator.

                      12.5 Establishment of Appeals Committee. The Company shall appoint the members of an Appeals Committee which shall consist of three (3) or more members. The Company may appoint one Appeals Committee to hear all appeals of denied benefits that may arise under the Plan or a number of Appeals Committees with different members to hear the appeals of denied benefits that arise from Participants employed by a Participating Employer or group of Participating Employers. The members of the Appeals Committee shall remain in office at the will of the Company and the Company, from time to time, may remove any of said members with or without cause. A member of the Appeals Committee may resign upon written notice to the remaining member or members of the Appeals Committee and to the Company, respectively. The fact that a person is a Participant or a former Participant or a prospective Participant shall not disqualify him from acting as a member of the Appeals Committee, nor shall any member of the Appeals Committee be disqualified from acting on any question because of his interest therein, except that no member of the Appeals Committee may act on any claim which such member has brought as a Participant, former Participant, or Beneficiary under this Plan. In case of the death, resignation or removal of any member of the Appeals Committee, the remaining members shall act until a successor-member shall be appointed by the Company. At the Administrator's request, the Secretary of the Company shall notify the Administrator in writing of the names of the original members of the Appeals Committee, of any and all changes in the membership of the Appeals Committee, of the member designated as Chairman, and the member designated as Secretary, and of any changes in either office. Until notified of a change, the Administrator shall be protected in assuming that there has been no change in the membership of the Appeals Committee or the designation of Chairman or of Secretary since the last notification was filed with it. The Administrator shall be under no obligation at any time to inquire into the membership of the Appeals Committee or its officers. All communications to the Appeals Committee shall be addressed to its Secretary at the address of the Company.

                      12.6 Operations of Appeals Committee. On all matters and questions, the decision of a majority of the members of the Appeals Committee shall govern and control; but a meeting need not be called or held to make any decision. The Appeals Committee shall appoint one of its members to act as its Chairman and another member to act as Secretary. The terms of office of these members shall be determined by the Appeals Committee, and the Secretary and/or Chairman may be removed by the other members of the Appeals Committee for any reason which such other members may deem just and proper. The Secretary shall do all things directed by the Appeals Committee. Although the Appeals Committee shall act by decision of a majority of its members as above provided, nevertheless in the absence of written notice to the contrary, every person may deal with the Secretary and consider his acts as having been authorized by the Appeals Committee. Any notice served or demand made on the Secretary shall be deemed to have been served or made upon the Appeals Committee.

                      12.7 Delegation of Powers. The Administrator may by appropriate resolution delegate to one or more of its members the authority to exercise any of its powers in administering and interpreting this Plan.

                      12.8 Limitation of Liability. The Administrator and the Appeals Committee shall not be liable for any action or determination made with respect to this Plan and awards under it and the Company shall indemnify all such persons, individually and collectively, against any and all losses, costs or expenses which may be incurred by them, individually or collectively, in connection with their administering this Plan.



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                                  ARTICLE XIII

                            AMENDMENT AND TERMINATION

                      13.1 Power to Amend and Terminate Plan. This Plan may be amended by the Company at any time, or from time to time, and may be terminated by the Company with respect to any or all Participants at any time, but no such amendment or termination will deprive any Participant of the right to receive any payment in accordance with the terms of the Plan as of the date of such amendment or termination.

                                  ARTICLE XIV

                             PARTICIPATING EMPLOYERS

                      14.1 List of Participating Employers. The initial Participating Employers as of the Effective Date are as follows:

                             Participating Employers

                            Royal Appliance Mfg. Co.

The Company may designate additional Participating Employers or remove Participating Employers during the period of the Plan's existence by action of an appropriate officer of Company authorized or ratified by the Board. Such addition or deletion shall not require a formal amendment hereto.

                                   ARTICLE XV

                                  MISCELLANEOUS

                      15.1 No Implied Rights. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Company in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any other Participating Employer shall be required or be liable to make any payment under the Plan.

                      15.2 No Right to Participating Employer Assets. Neither the Participant nor any other person shall acquire by reason of the Plan any right in or title to any assets, funds or property of a Participating Employer whatsoever including, without limiting the generality of the foregoing, any specific funds, assets or other property which a Participating Employer, in its sole discretion, may set aside in anticipation of a liability hereunder. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of a Participating Employer. Nothing contained in the Plan constitutes a guarantee by a Participating Employer that the assets of a Participating Employer shall be sufficient to pay any benefit to any person.

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                      15.3 No Employment Rights Created. This Plan shall not be
deemed to constitute a contract of employment between any of the Participating Employers and any Participant, nor confer upon any Participant or employee the right to be retained in the service of any Participating Employer for any period of time, nor shall any provision hereof restrict the right of any Participating Employer to discharge or otherwise deal with any Participant or other employees, with or without cause. Nothing herein shall be construed as fixing or regulating the compensation, salary, bonus or other remuneration payable to any Participant or other employee of a Participating Employer.

                      15.4 Offset. If, at the time payments or installments of payments are to be made hereunder, the Participant or the beneficiary or both are indebted or obligated to a Participating Employer, then the payments remaining to be made to the Participant or the beneficiary or both may, at the discretion of the Company, be reduced by the amount of such indebtedness or obligation, provided, however, that an election by the Company not to reduce any such payment or payments shall not constitute a waiver of its claim for such indebtedness or obligation.

                      15.5 Non-assignability. Neither the Participant nor any other person shall have any voluntary or involuntary right to commute, sell, assign, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, and any attempt to do so shall be void. All amounts payable under this Plan are expressly declared to be unassignable and non-transferable. No part of the amounts payable under this Plan shall be, prior to actual payment, subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by the Participant or any other person, or be transferable by operation of law in the event of the Participant's or any other person's bankruptcy or insolvency.

                      15.6 Notice. Any notice required or permitted to be given under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, and if given to the Company, delivered to the principal office of the Company, directed to the attention of the Secretary of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or the receipt for registration or certification.

                      15.7 Governing Laws. The Plan shall be construed and administered according to the laws of the State of Ohio to the extent not preempted by the laws of the United States of America.

                      15.8 Incapacity. If the Administrator determines that any Participant or beneficiary entitled to payments under the Plan is incompetent by reason of physical or mental disability and is consequently unable to give a valid receipt for payments made hereunder, or is a minor, the Administrator may order the payments becoming due to such Participant or beneficiary to be made to another person for the benefit of such Participant or beneficiary, without responsibility on the part of the Administrator to follow the application of amounts so paid. Payments made pursuant to this Section shall completely discharge the Plan, the Administrator, the Participating Employers and the Appeals Committee with respect to such payments.

                      15.9 Administrative Forms. All applications, elections and designations in connection with the Plan made by a Participant or beneficiary shall become effective only when duly executed on forms provided by the Administrator and filed with the Administrator.

                      15.10 Independence of Plan. Except as otherwise expressly provided herein, this Plan shall be independent of, and in addition to, any other employee benefit agreement or plan or any rights that may exist from time to time thereunder.

                      15.11 Responsibility for Legal Effect. Neither the Company, any other Participating Employer, the Administrator, the Appeals Committee, nor any officer, member, delegate or agent of any of them, makes any representations or warranties, express or implied, or assumes any responsibility concerning the legal, tax, or other implications or effects of this Plan.

                      15.12 Successors. The terms and conditions of this Plan shall inure to the benefit of and bind the Company, the Participating Employers, the Administrator, the Appeals Committee and its members, the Participants, their beneficiaries, and the successors, assigns, and personal representatives of any of them.

                      15.13 Headings and Titles. The Section headings and titles of Articles used in this Plan are for convenience of reference only and shall not be considered in construing this Plan.

                      15.14 General Rules of Construction. The masculine gender shall include the feminine and neuter, and vice versa, as the context shall require. The singular number shall include the plural, and vice versa, as the context shall require. The present tense of a verb shall include the past and future tenses, and vice versa, as the context may require.

                      15.15 Severability. In the event that any provision or term of this Plan, or any agreement or instrument required by the Administrator hereunder, is determined by a judicial, quasi-judicial or administrative body to be void or not enforceable for any reason, all other provisions or terms of this Plan or such agreement or instrument shall remain in full force and effect and shall be enforceable as if such void or nonenforceable provision or term had never been a part of this Plan, or such agreement or instrument.

                      15.16 Actions by the Company. Except as otherwise provided herein, all actions of the Company under this Plan shall be taken by the Board, by any officer of the Company, or by any other person designated by any of the foregoing.
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

       IN WITNESS WHEREOF, Royal Appliance Mfg. Co., by its duly authorized officers, has caused this Phantom Stock Plan to be executed as of this 15th day of December 2000.



                                               ROYAL APPLIANCE MFG. CO.


                                               By___________________________

                                               And__________________________



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